Exhibit 3.13

Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “INDEPENDENCE REGIONAL HEALTH CENTER, LLC”, FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF JANUARY, A.D. 2003, AT 5 O’CLOCK P.M.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

3621102 8100	AUTHENTICATION: 2238369

030068574	DATE: 02-03-03

CERTIFICATE OF FORMATION
OF
INDEPENDENCE REGIONAL HEALTH CENTER, LLC
Under Section 18-201 of the
Delaware Limited Liability Company Act
     FIRST: The name of the limited liability company is INDEPENDENCE REGIONAL HEALTH CENTER, LLC (the “Company”).
     SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of January 31, 2003.

By:	/s/ Dora A. Blackwood
Dora A. Blackwood
Vice President & Assistant Secretary Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 05:00 PM 01/31/2003 030068574 - 3621102

Delaware

The first State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “INDEPENDENCE REGIONAL HEALTH CENTER, LLC”, CHANGING ITS NAME FROM “INDEPENDENCE REGIONAL HEALTH CENTER, LLC” TO “MIDWEST DIVISION, IRHC, LLC”, FILED IN THIS OFFICE ON THE TWENTIETH DAY OF FEBRUARY, A.D. 2003, AT 2 O’CLOCK P.M.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

3621102 8100	AUTHENTICATION: 2274269

030111745	DATE: 02-25-03

CERTIFICATE OF AMENDMENT
OF
INDEPENDENCE REGIONAL HEALTH CENTER, LLC
     1. The name of the limited liability company is INDEPENDENCE REGIONAL HEALTH CENTER, LLC (the “Company”).
     2. The Certificate of Formation is amended as follows:
          “FIRST: The name of the limited liability company is MIDWEST DIVISION, IRHC, LLC (the “Company”).”
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of as of this 20th day of February, 2003.

By:	/s/ Dora A. Blackwood
Dora A. Blackwood
Vice President and Assistant Secretary Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 02:00 PM 02/20/2003 030111745 — 3621102

Delaware

The first State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MIDWEST DIVISION, IRHC, LLC”, CHANGING ITS NAME FROM “MIDWEST DIVISION, IRHC, LLC” TO “MIDWEST DIVISION- IRHC, LLC”, FILED IN THIS OFFICE ON THE ELEVENTH DAY OF MARCH A.D. 2005, AT 4:15 O’CLOCK P.M.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

3621102 8100	AUTHENTICATION: 3740261

050207875	DATE: 03-14-05

CERTIFICATE OF AMENDMENT
OF
MIDWEST DIVISION, IRHC, LLC
     The undersigned, desiring to amend the Certificate of Formation of Midwest Division, IRHC, LLC, does hereby certify as follows:
     FIRST: The name of the limited liability company is Midwest Division, IRHC, LLC
     SECOND: The First Article of the Certificate of Formation of the limited liability company shall be amended to read in its entirety as follows:
     “FIRST: The name of the limited liability company is Midwest Division - IRHC, LLC”
     IN WITNESS WHEREOF, the undersigned executed this Certificate of Amendment of Midwest Division, IRHC, LLC this 11th day of March, 2005.

By:	/s/ Dora A. Blackwood
Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 04:59 PM 03/11/2005 FILED 04:15 PM 03/11/2005 SRV 050207875 — 3621102 FILE

Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MIDWEST DIVISION — IRHC, LLC”, CHANGING ITS NAME FROM “MIDWEST DIVISION — IRHC, LLC” TO “MIDWEST DIVISION — INDEPENDENCE HOSPITAL, LLC”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF APRIL, A.D. 2006, AT 9:17 O’CLOCK A.M.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

3621102 8100	AUTHENTICATION: 4672139

060352659	DATE: 04-17-06

CERTIFICATE OF AMENDMENT
OF
MIDWEST DIVISION — IRHC, LLC
     The undersigned, desiring to amend the Certificate of Formation of Midwest Division — IRHC, LLC, does hereby certify as follows:
     FIRST: The name of the limited liability company is Midwest Division — IRHC, LLC
     SECOND: The First Article of the Certificate of Formation of the limited liability company shall be amended to read in its entirety as follows:
     “FIRST: The name of the limited liability company is Midwest Division - Independence Hospital, LLC”
     IN WITNESS WHEREOF, the undersigned executed this Certificate of Amendment of Midwest Division — IRHC, LLC this 14th day of April, 2006.

By:	/s/ Dora A. Blackwood
Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 09:48 AM 04/17/2006 FILED 09:17 AM 04/17/2006 SRV 060352659 — 3621102 FILE

Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MIDWEST DIVISION -INDEPENDENCE HOSPITAL, LLC”, CHANGING ITS NAME FROM “MIDWEST DIVISION — INDEPENDENCE HOSPITAL, LLC” TO “CENTERPOINT MEDICAL CENTER OF INDEPENDENCE, LLC”, FILED IN THIS OFFICE ON THE THIRD DAY OF MAY, A.D. 2006, AT 5:07 O’CLOCK P.M.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

3621102 8100	AUTHENTICATION: 4717619

060416048	DATE: 05-03-06

CERTIFICATE OF AMENDMENT
OF
MIDWEST DIVISION — INDEPENDENCE HOSPITAL, LLC
     The undersigned, desiring to amend the Certificate of Formation of Midwest Division - Independence Hospital, LLC, does hereby certify as follows:
     FIRST: The name of the limited liability company is Midwest Division - Independence Hospital, LLC
     SECOND: The First Article of the Certificate of Formation of the limited liability company shall be amended to read in its entirety as follows:
     “FIRST: The name of the limited liability company is Centerpoint Medical Center of Independence, LLC”
     IN WITNESS WHEREOF, the undersigned executed this Certificate of Amendment of Midwest Division — Independence Hospital, LLC this 3rd day of May, 2006.

By:	/s/ Dora A. Blackwood
Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 05:41 PM 05/03/2006 FILED 05:07 PM 05/03/2006 SRV 060416048 — 3621102 FILE